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                      SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported)  September 2, 1994
                                                       (August 18, 1994)


                        BOATMEN'S BANCSHARES, INC.
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          (Exact name of Registrant as specified in its charter)

             Missouri                    1-3750             43-0672260
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(State or other jurisdiction        (Commission File     (IRS Employer
 of incorporation                    Number)              Identification No.)



One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri               63101
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:       314-466-6000
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ITEM 5.  OTHER EVENTS.
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     On August 18, 1994, Boatmen's Bancshares, Inc. (the "Registrant") entered into an Agreement and Plan of Merger to acquire, in a stock transaction, Worthen Banking Corporation ("Worthen"), located in Little Rock, Arkansas.
A copy of the Registrant's press release announcing the agreement to acquire Worthen and a copy of the Agreement and Plan of Merger are attached hereto as exhibits. Also attached as exhibits hereto are copies of Worthen's Annual Report on Form 10-K for the year ended December 31, 1993 and Quarterly Reports on Form 10-Q for the periods ended March 31, 1994 and June 30, 1994.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(a)  Financial Statements of Business Acquired - Not applicable

(b)  Pro Forma Financial Information - Not applicable

(c)  Exhibits - The following exhibits are included with this Report:

         Exhibit 99 (a)  Press Release dated August 18, 1994
                 99 (b) Agreement and Plan of Merger, dated August 18, 1994, among Registrant, Worthen and BBI Acquisition Co, Inc.
                 99 (c)  Worthen Banking Corporation's Annual Report on
                         Form 10-K for the year ended December 31, 1993
                 99 (d) Worthen Banking Corporation's Quarterly Report on Form 10-Q for the three month period ended
                         March 31, 1994
                 99 (e) Worthen Banking Corporation's Quarterly Report on Form 10-Q for the three month and six month period ended June 30, 1994


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BOATMEN'S BANCSHARES, INC.
                                         --------------------------
                                                (Registrant)


                                         By    /s/  James W. Kienker
                                            ----------------------------------
                                            James W. Kienker
                                            Executive Vice President and
                                            Chief Financial Officer


Dated:  September 2, 1994